September 8, 2023

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	Connecticut Mutual Variable Life Separate Account I (the “Registrant”)
File No. 811-08514 CIK 0000922586
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 and Rule 30e-3 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the 1940 Act, mailed to its contract owners either the 2023 semiannual reports or “Notice of Shareholder Reports” for the period ended June 30, 2023. Some of the underlying funds included in each Investment Company’s semiannual report filings may not be available under every contract offered by the Registrant. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the 1940 Act.

The 2023 semiannual reports of the management investment companies listed below are incorporated by reference.

Investment Company	CIK
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0000896435
Variable Insurance Products Fund	0000356494
Variable Insurance Products Fund V	0000823535

Very truly yours,

/s/ James M. Rodolakis
James M. Rodolakis
Lead Counsel, Annuity Product & Operations
Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001, and its affiliated companies.